Exhibit 10.14

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation of our report dated March 12, 2007, relating to the audited consolidated financial statements of PremierWest Bancorp and Subsidiary as of December 31, 2006, 2005 and 2004, and for the years then ended included in the Form 10-K, into the Company's Registration Statement File No. 000-50332.

/s/ Moss Adams LLP Portland, Oregon March 12, 2007